UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-223022	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor, New York, New York	10281
(Address of principal executive offices)	(Zip Code)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2022, the board of directors (the “Board”) of Brookfield Real Estate Income Trust Inc. (the “Company”) met and approved various matters and agreements, as further described herein, to reflect, among other things, that, effective as of January 1, 2022, the performance participation interest in Brookfield REIT Operating Partnership L.P. (the “Operating Partnership”) previously held by Brookfield REIT OP Special Limited Partner L.P. (the “Special Limited Partner”), a Delaware limited partnership and an indirect subsidiary of Brookfield Asset Management Inc. (together with its affiliates, “Brookfield”), has been replaced with a performance fee payable to Brookfield REIT Adviser LLC (the “Adviser”) (collectively, the “Performance Fee Restructuring”). A summary of the material transactions and actions completed in connection with the Performance Fee Restructuring are set forth below.

Amended and Restated Advisory Agreement

On March 21, 2022, the Company entered into the Amended and Restated Advisory Agreement, by and among the Company, the Operating Partnership and the Adviser (the “Advisory Agreement”). The terms of the Advisory Agreement are generally consistent with the prior advisory agreement, dated November 2, 2021, among the Company, the Operating Partnership and the Adviser, except that, effective as of January 1, 2022, the performance participation interest in the Operating Partnership previously held by the Special Limited Partner has been replaced with a performance fee payable to the Adviser under the Advisory Agreement.

The foregoing description of the Advisory Agreement is a summary only and is qualified in all respects by the provisions of the Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Third Amended and Restated Limited Partnership Agreement of the Operating Partnership

On March 21, 2022, the Operating Partnership entered into the Third Amended and Restated Limited Partnership Agreement, by and among Brookfield REIT OP GP LLC, a wholly-owned subsidiary of the Company, as the general partner (the “General Partner”), the Company, as limited partner, and the other limited partners party thereto from time to time (the “Operating Partnership Agreement”). The terms of the Operating Partnership Agreement are generally consistent with the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated November 2, 2021, among the Company, the Operating Partnership and the Adviser, except that, effective as of January 1, 2022, the performance participation interest in the Operating Partnership previously held by the Special Limited Partner has been replaced with a performance fee payable to the Adviser under the Advisory Agreement.

The foregoing description of the Operating Partnership Agreement is a summary only and is qualified in all respects by the provisions of the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment No. 1 to the Option Investments Sub-Advisory Agreement

On March 21, 2022, the Company entered into Amendment No. 1 to the Option Investments Sub-Advisory Agreement, dated November 2, 2021, by and among the Company, the Operating Partnership, the Adviser and Oaktree Fund Advisors, LLC (the “Amendment”), in order to reflect the Performance Fee Restructuring.

The foregoing description of the Amendment is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01.	Other Events.

Brookfield Investor Repurchase Arrangement

On March 21, 2022, the Board approved certain amendments to the Brookfield Share/OP Unit Repurchase Arrangement, by and among the Company, the Operating Partnership and Brookfield (the “Repurchase Arrangement”) in order to reflect the Performance Fee Restructuring.

The foregoing description of the Repurchase Arrangement is a summary only and is qualified in all respects by the provisions of the Repurchase Arrangement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Amended Valuation Guidelines

On March 21, 2022, the Board approved certain amendments to the Company’s valuation guidelines in order to, among other changes, account for the Performance Fee Restructuring and clarify the Company’s valuation process with respect to its single-family rental properties, real estate-related debt investments and real estate-related securities.

Amended Independent Director Compensation Policy

On March 21, 2022, the Board approved certain amendments to the Company’s Independent Director Compensation Policy (as so amended, the “Policy”) and the Form of Restricted Stock Award Agreement attached as Exhibit A thereto (the “Award Agreement”) to provide that (i) the annual grant of restricted Class E shares to the Company’s independent directors will occur on the last business day of the first quarter of each fiscal year (or, if the person becomes an independent director after such date, the first business day following the effective date on which the person becomes an independent director), rather than on the first business day following the Company’s annual meeting of stockholders, and (ii) the Class E shares of restricted stock granted under the Policy will immediately vest in the event that the Company fails to renominate an independent director to the Board.

The foregoing description of the Policy and the Award Agreement is a summary only and is qualified in all respects by the provisions of the Policy and the Award Agreement, copies of which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Brookfield Share/OP Unit Repurchase Arrangement

10.1	Amended and Restated Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P. and Brookfield REIT Adviser LLC

10.2	Third Amended and Restated Limited Partnership Agreement of Brookfield REIT Operating Partnership L.P.

10.3*	Amendment No. 1 to Option Investments Sub-Advisory Agreement, dated March 21, 2022, by and among Brookfield Real Estate Income Trust Inc., Brookfield REIT Operating Partnership L.P., Brookfield REIT Adviser LLC and Oaktree Fund Advisors, LLC

10.4	Independent Director Compensation Policy

10.5	Form of Restricted Stock Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary